  FPA New Income, Inc.

                              ANNUAL REPORT

                              SEPTEMBER 30, 1997

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                                LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

    This Annual Report covers the fiscal year ended September 30, 1997. Your Fund's net asset value (NAV) per share closed at $11.24. During the fiscal year, income dividends totaling $0.68 and a $0.05 short-term capital gains distribution, were paid.
    The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                                 AVERAGE ANNUAL TOTAL RETURN
                                              PERIODS ENDED SEPTEMBER 30, 1997
                                              --------------------------------
                                              1 YEAR     5 YEARS      10 YEARS
                                              ------     -------      --------

FPA New Income, Inc.
   (NAV) . . . . . . . . . . . . . . .       9.54%*      8.27%*       10.37%*
FPA New Income, Inc.
   (Net of Sales Charge) . . . . . . .       4.61%++     7.28%++       9.86%++
Lipper Corporate Debt
   A Rated Fund Average. . . . . . . .       9.60%       6.70%         9.34%
Lehman Brothers Government/
  Corporate Bond Index . . . . . . . .       9.60%       6.95%         9.42%

    The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 9.54%* versus 9.60% for both the Lipper Average and Lehman Brothers Government/Corporate Bond Index, respectively. The second half fiscal year total returns were: FPA New Income, Inc., 6.08%*; Lipper Average, 7.14%; and the Lehman Brothers Index, 7.27%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 6.67%*; the Lipper Average, 6.28%; and the Lehman Brothers Index, 6.35%.

COMMENTARY

    Your Fund has recently underperformed both the Lipper Average and the Lehman Index. Over the past year its performance has been average. This is frustrating for us as your Fund is typically among the top performers in its category. Why has this occurred? The short answer is that we have
positioned your Fund more defensively   than   the  average  fund   or  the
Lehman Index. We have done so because we believe that we are not receiving sufficient compensation to take on either credit risk or maturity risk. The following commentary outlines why we are employing this strategy.

    The yield curve is very flat today. This means that one does not gain much additional yield for the risk of investing in longer term bonds. Recently, the ten-year Treasury bond yield fell to 5.85%. At that level, it provided only 35 basis points (there are 100 basis points in one percentage point) more yield than we are currently earning on three-month commercial paper. Unless a strong argument can be made for significantly lower short-term rates, we cannot see longer term bond yields falling much lower.

    For almost four years, we have argued that long-term Treasury bond yields were likely to remain most of the time within a range of 6.25% to 7.50%. During this past year, this range narrowed to 6.25% to 7.25%, with yields generally below 6.625%. Because of the low level of yields, we were unwilling to extend the portfolio's average maturity. When yields were higher than 7%, we did purchase longer term securities. The rewards from this strategy have been minimal, due to the short duration and infrequency of bond market declines and the rapid growth of your Fund. The Fund's rapid growth diluted the maturity extension strategy.

    This defensive portfolio strategy has been a direct result of our belief that economic growth was likely to be faster than consensus expectations, as we discussed in our September 1996 Shareholder Letter. During the past year, real gross domestic product grew at a rate of approximately 4.0%, a level that was about 60% faster than the consensus forecast. In light of this, we would have expected bond yields to have been biased upwards, but this was generally not the case. We also anticipated that various measures of wage inflation would be accelerating by now. The national unemployment rate continues to hover around a twenty-five-year low. We do see pockets of wage pressures, but these have not yet significantly impacted the total wage inflation numbers. We still believe, however, that pressures are building in

_______________
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the current maximum sales charge of 4.50% of the offering price this area. Our own direct contacts with companies indicate a growing level of labor pressures, which show up as either higher compensation demands or, more commonly, as a difficulty in finding and attracting qualified personnel. More industries indicate that these are growing challenges. For example, during the past twelve months, the labor pool grew by approximately 1.6 million, while annual job creation was at 2.7 million. This trend cannot continue indefinitely without higher wage demands developing on a much wider scale.

    We feel we may have misjudged the environment in terms of comprehensive measures of inflation. Various indexes of inflation, such as the Consumer Price Index or the Producer Price Index, remain benign. There has been widespread speculation as to why this has been the case. Productivity improvement and foreign competition frequently have been cited as the principal reasons for the diminished levels of inflation. We believe both of these are rather soft explanations. There is very little question that there has been a reduced level of pricing power in broad areas of the economy. The test will come as we reach high levels of capacity utilization of resource inputs. The September Capacity Utilization Rate was at 84.4%; the highest level since January 1995, a period that followed Federal Reserve monetary tightening. Essentially, the inflation debate boils down to whether longer term it will be at the 2-2.5% or 3-3.5% level. We seek longer term yields high enough in order to win under either inflation scenario. This is a typical element of our investment philosophy of "winning by not losing."

    During the last week of October, global financial markets were rocked by the events emanating from the Asia/Pacific region. Several stock markets collapsed. Currencies that were previously linked to the dollar have been now set free to fall to more realistic exchange values. This has resulted in an upward escalation in interest-rate levels in those countries. A growing number of analysts expect a slowing in global economic growth, as a result of these economic dislocations. It is expected that these countries will use their depreciated currency values to increase their exports; their cheaper exports may help to contain any inflation tendencies in the system. It is estimated that non-Japan Asia accounts for 23% of global gross domestic product. If China and India are excluded, the Asian weight drops to 7.3%. Though significant, it does not appear to be catastrophic. By way of comparison, Latin America accounts for 9% of world GDP. Unless this economic chaos spreads to other regions, we see only a limited impact on the world economy.

    We do think this economic disruption will likely lead to a period of somewhat lower yield levels in the near term. During periods of economic uncertainty, foreigners view the U.S. as a safe haven for their capital.
U.S. bond yields can be temporarily depressed because of this flight capital.
 During a later stage, central banks of the troubled regions are likely to liquidate portions of their Treasury holdings so as to support their own domestic economies. This process can place upward pressure on the level of Treasury yields.

    In light of the above, we are somewhat torn as to what the appropriate yield range will be going forward. We think the odds have increased that longer term Treasury yields will be contained in a new 6% to 7% trading range for possibly the next year to eighteen months. We think it will be difficult to sustain longer term yields below the 6% level because of the current level of short-term rates. We do not think Federal Reserve chairman Alan Greenspan will lower short-term rates, in response to the international situation in Asia. The Fed did not do so when Mexico had its problems a few years ago. With a strong economy experiencing low unemployment rates, we do not think Greenspan would risk re-igniting a potential demand-pull inflation with an easier monetary policy. Longer term rates may again be biased slightly upward. A potentially higher level of rates could occur as a result of renewed foreign economic growth, challenges from the recently enacted budgetary agreement, and the before-mentioned tight labor markets. Please note that virtually all of the major expenditure cuts in the budget agreement do not occur until the final two years--2001 and 2002. Major changes in entitlement spending are still required in order to achieve long-term budgetary integrity. Without them, we are in only a temporary period of budgetary calm.

    Despite this long discussion of the macro-economic environment, we continue to focus on selecting individual securities one at a time. The largest addition to the Fund, approximately 10% of total assets, was a ten-year Treasury Inflation Index Bond. This bond has severely underperformed its ten-year nominal Treasury counterpart, since its introduction last February. During this period, the ten-year nominal yield bond declined about 50 basis points while the inflation index bond yield rose 35 basis points. As a result, we believe the inflation index bond's embedded call option on inflation has become very cheap and, thus, these securities should provide excellent principal protection, if fears of renewed inflation return. Furthermore, the combined yield and inflation accrual will also protect the portfolio from any decline in short-term interest rates. We also added to some of our existing less-than-investment-grade holdings. We are being very cautious in this area
because yield spreads  are  the  narrowest  they  have  been   since  the
beginning of the decade. We did add one new high-yield holding, the senior debt of restaurant holding company Flagstar. The company is currently in bankruptcy, but will exit with a dramatically improved balance sheet and interest coverage ratios some time later this year. At the price paid for them, we will collect what should be an 11% cash yield and have the opportunity for capital appreciation.

    The portfolio continues to maintain a high-quality asset mix. Government/Agency securities total 62% with 75% of these being agency mortgage-backed securities. An additional 4% is invested in AAA mortgage-backed securities. High-yield and convertible securities represent 6% and 5%, respectively. Short-term liquidity totals 21%. On September 30, the Fund's duration was 3.85 years versus 4.87 years at March 31. (The lower the duration number, the more defensive and less volatile a portfolio is.) By comparison, the Lehman Index's duration is 5.2 years.

    Before closing, I would like to introduce you to a new member of our management team, Tom Atteberry. He joined us earlier this year from Fifth Third Bank of Ohio, where he was the head of fixed income investment. He has over fourteen years of investment experience. We look forward to his future contributions. Finally, we wish to thank all of our shareholders for their support and investment in the Fund.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, C.F.A.
President & Chief Investment Officer, October 31, 1997

--------------------------------------------------------------------------------
                                HISTORICAL PERFORMANCE

    CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1987 TO SEPTEMBER 30, 1997

[GRAPH]


                      9/30/87  9/30/88  9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97
                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA New Income, Inc.    9,550   10,866   12,011   12,504   15,091   17,219   19,185   19,492   21,858   23,388   25,619
FPA New Income, Inc.
  (NAV)                10,000   11,378   12,577   13,093   15,802   18,030   20,089   20,410   22,888   24,490   26,826
Lehman Brothers
  Government/Corporate 10,000   11,280   12,557   13,406   15,528   17,581   19,597   18,784   21,479   22,446   24,602
Lipper Corporate Debt
  A Rated Fund Average 10,000   11,315   12,516   13,100   15,254   17,302   19,314   18,339   20,881   21,710   24,412


Past performance is not indicative of future performance. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Corporate Bond Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $25,619, reflects deduction of the current maximum sales charge of 4.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $26,826. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                               MAJOR PORTFOLIO CHANGES
                     For the Six Months Ended September 30, 1997

                                                                       Shares or
                                                                       Principal
                                                                        Amount
                                                                       ---------
NET PURCHASES

NON-CONVERTIBLE BONDS
Countrywide Funding Corporation --7% 2014 (1). . . . . . . . . . . $ 2,809,166
DLJ Mortgage Acceptance Corp. (Series 1997-E Class "B")
  --7.5481% 2026 (1) . . . . . . . . . . . . . . . . . . . . . . . $ 5,100,000
Federal Home Loan Bank --6% 1999 (1) . . . . . . . . . . . . . . . $11,500,000
Federal Home Loan Mortgage Corporation (CMO) --7 1/2% 2004 (1) . . $ 7,000,000
Federal Home Loan Mortgage Corporation (PAC-REMIC)--7% 2008. . . . $ 3,637,000
Federal Home Loan Mortgage Corporation (PAC-REMIC)--8% 2019 (1). . $ 5,000,000
Federal Home Loan Mortgage Corporation (REMIC)--7 1/2% 2007. . . . $ 1,000,000
Federal Home Loan Mortgage Corporation (REMIC)--7 1/2% 2018. . . . $ 1,386,441
Federal National Mortgage Association (REMIC) --5.62% 2022 (1) . . $18,500,000 Federal National Mortgage Association (15 YR) --8 1/2% 2008 (1). . $ 6,466,000
Federal National Mortgage Association --0/8.62% 2022 (1) . . . . . $ 9,500,000
Flagstar Corporation --10 3/4% 2001 (1). . . . . . . . . . . . . . $ 3,680,000
Flagstar Corporation --10 7/8% 2002 (1). . . . . . . . . . . . . . $ 6,500,000
Trump Atlantic City Associates --11 1/4% 2006. . . . . . . . . . . $ 1,700,000
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 (1). . . . . . $51,155,995

CONVERTIBLE DEBENTURE
Alexander Haagen Properties, Inc. (Class "B") --7 1/2% 2001. . . . $ 3,875,000

PREFERRED STOCK
Crown American Realty Trust (1). . . . . . . . . . .    78,500 shs.

NET SALES

NON-CONVERTIBLE BONDS
Federal Home Loan Mortgage Corporation (REMIC) --6 1/2% 2018 (2) . $ 1,500,000 Federal Home Loan Mortgage Corporation (REMIC) --7% 2003 (2) . . . $ 2,600,000 Federal Home Loan Mortgage Corporation (PAC-REMIC) --9 1/2% 2019 . $ 2,706,387
Federal National Mortgage Association (15 YR) --7% 2012 (2). . . . $ 9,914,094
Federal National Mortgage Association (PAC-REMIC) --8 1/2% 2025. . $ 3,035,962
Republic of Turkey Trust Certificates --0% 1998 (2). . . . . . . . $ 3,000,000
State of Israel Trust Certificate --0% 1998 (2). . . . . . . . . . $ 2,785,000
Kidder Peabody Mortgage Assets (CMO) --8.45% 2018 (2). . . . . . . $ 2,162,794
Residential Funding Mortgage Securities (REMIC) --7% 2023. . . . . $ 3,316,365
U.S. Treasury Notes --5 3/4% 1998 (2). . . . . . . . . . . . . . . $ 8,000,000
CONVERTIBLE DEBENTURE
Fabri-Centers of America, Inc. --6 1/4% 2002 (2) . . . . . . . . . $ 3,631,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1997


                                                             Principal
BONDS & DEBENTURES                                             Amount          Cost          Value
---------------------------------------------------------   ------------   ------------   ------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 46.9%
Federal Home Loan Bank (Indexed Notes) --6.55% 2003 .    $  6,191,250   $  6,131,724   $  6,208,663
Federal Home Loan Mortgage Corporation (CMO)
  --7 1/2% 2004 . . . . . . . . . . . . . . . . . . .       7,000,000      7,052,500      7,059,063
  --8 1/2% 2024 . . . . . . . . . . . . . . . . . . .       5,000,000      5,031,250      5,043,750
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7% 2008 . . . . . . . . . . . . . . . . . . . . .      13,027,000     12,846,958     13,079,922
  --7 1/2% 2021 . . . . . . . . . . . . . . . . . . .       4,500,000      4,556,953      4,577,344
  --7 1/2% 2022 . . . . . . . . . . . . . . . . . . .       1,600,000      1,580,000      1,576,000
  --8% 2019 . . . . . . . . . . . . . . . . . . . . .       5,000,000      5,151,758      5,184,375
  --9 1/2% 2019 . . . . . . . . . . . . . . . . . . .       5,680,428      5,778,504      5,742,558
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020 . . . . . . . . . . . . . . . . . . .       4,171,384        452,170        448,424
  --7% 2020 . . . . . . . . . . . . . . . . . . . . .       8,000,000      1,530,607      1,805,000
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007 . . . . . . . . . . . . . . . . . . .      16,722,123      2,071,787      2,142,522
  --6 1/2% 2023 . . . . . . . . . . . . . . . . . . .       8,663,617      1,137,912      1,221,029
Federal Home Loan Mortgage Corporation (REMIC)
  --7% 2007 . . . . . . . . . . . . . . . . . . . . .       6,248,912      6,174,706      6,278,204
  --7% 2008 . . . . . . . . . . . . . . . . . . . . .       7,977,809      7,932,481      8,010,219
  --7% 2008 . . . . . . . . . . . . . . . . . . . . .       8,326,015      8,232,347      8,354,636
  --7% 2023 . . . . . . . . . . . . . . . . . . . . .       5,000,000      4,487,500      4,787,500
  --7 1/2% 2007 . . . . . . . . . . . . . . . . . . .       3,500,000      3,512,813      3,526,250
  --7 1/2% 2018 . . . . . . . . . . . . . . . . . . .       6,810,763      6,812,820      6,844,817
  --7 1/2% 2026 ("Z") . . . . . . . . . . . . . . . .       8,074,474      7,221,645      7,690,936
  --10.15% 2006 . . . . . . . . . . . . . . . . . . .          61,084        157,994         61,962
Federal National Mortgage Association (15 YR)
  --8 1/2% 2008 . . . . . . . . . . . . . . . . . . .       6,466,000      6,590,268      6,528,639
Federal National Mortgage Association (PAC-REMIC)
  --7% 2007 . . . . . . . . . . . . . . . . . . . . .       1,825,566      1,805,029      1,828,418
  --7 3/4% 2023 . . . . . . . . . . . . . . . . . . .       3,500,000      3,215,625      3,515,313
  --8% 2023 . . . . . . . . . . . . . . . . . . . . .       6,590,000      6,540,575      6,614,712
  --8 1/2% 2024 . . . . . . . . . . . . . . . . . . .       1,687,000      1,708,615      1,697,544
  --8 1/2% 2025 . . . . . . . . . . . . . . . . . . .       5,273,150      5,300,115      5,292,924
Federal National Mortgage Association (PAC-IO-REMIC)
  --6 1/2% 2009 . . . . . . . . . . . . . . . . . . .       8,465,170      1,219,931      1,317,392
  --6 1/2% 2020 . . . . . . . . . . . . . . . . . . .       6,000,000      1,085,388      1,104,375
  --7% 2004 . . . . . . . . . . . . . . . . . . . . .       1,467,926        233,967        244,501
  --7% 2017 . . . . . . . . . . . . . . . . . . . . .       9,649,105        475,322        814,143



                               PORTFOLIO OF INVESTMENTS


                                                             Principal
BONDS & DEBENTURES -- CONTINUED                                Amount          Cost          Value
---------------------------------------------------------   ------------   ------------   ------------
Federal National Mortgage Association (REMIC)
  --5.62% 2022. . . . . . . . . . . . . . . . . . . .    $ 18,500,000  $  17,897,656  $  17,916,140
  --7% 2008 . . . . . . . . . . . . . . . . . . . . .       9,534,062      9,425,977      9,548,958
  --7% 2023 . . . . . . . . . . . . . . . . . . . . .       6,406,075      6,213,893      6,245,923
  --7% 2024 ("Z") . . . . . . . . . . . . . . . . . .      10,027,532      7,947,777      9,184,593
  --7 1/2% 2010 . . . . . . . . . . . . . . . . . . .       8,607,091      8,580,194      8,650,126
  --7 1/2% 2024 ("Z") . . . . . . . . . . . . . . . .       6,378,105      5,740,294      6,272,468
  --7 1/2% 2024 ("Z") . . . . . . . . . . . . . . . .       8,591,196      7,832,820      8,405,948
  --7 1/2% 2026 ("Z") . . . . . . . . . . . . . . . .      10,110,731      8,968,460      9,911,676
  --8% 2011 . . . . . . . . . . . . . . . . . . . . .       2,000,000      2,010,000      2,020,000
  --8% 2022 . . . . . . . . . . . . . . . . . . . . .       5,847,012      5,843,358      5,841,530
Federal National Mortgage Association
  --0/8.62% 2022. . . . . . . . . . . . . . . . . . .       9,500,000      9,219,267      9,216,995
Government National Mortgage Association --7 1/2% 2023        773,127        739,303        786,657
Government National Mortgage Association II
  --8% 2027 . . . . . . . . . . . . . . . . . . . . .       9,608,591      9,749,717      9,899,851
Government National Mortgage Association (MH)
  --8 1/4% 2006-7 . . . . . . . . . . . . . . . . . .         595,782        625,456        619,986
  --8 3/4% 2006 . . . . . . . . . . . . . . . . . . .       1,218,529      1,260,209      1,270,316
  --8 3/4% 2011 . . . . . . . . . . . . . . . . . . .       1,491,943      1,542,296      1,564,675
  --9% 2010-11. . . . . . . . . . . . . . . . . . . .       2,803,199      2,943,624      2,943,359
  --9 1/4% 2010-11. . . . . . . . . . . . . . . . . .       1,224,876      1,289,792      1,286,120
  --9 3/4% 2005-6 . . . . . . . . . . . . . . . . . .       3,030,653      3,232,859      3,193,551
  --9 3/4% 2012-13. . . . . . . . . . . . . . . . . .       1,319,948      1,421,842      1,390,895
Government National Mortgage Association (PL)
  --10 1/4% 2017. . . . . . . . . . . . . . . . . . .         931,186      1,010,337        959,122
Government National Mortgage Association (REMIC)
  --7.99125% 2010 . . . . . . . . . . . . . . . . . .       2,447,824      2,447,824      2,457,003
                                                                        -------------  -------------
                                                                        $ 241,972,219  $ 248,187,027
                                                                        -------------  -------------

OTHER U.S. GOVERNMENT & AGENCIES -- 15.5%
Federal Home Loan Bank --6% 1999. . . . . . . . . . .   $  11,500,000  $  11,472,148  $  11,491,706
Tennessee Valley Authority --8 3/8% 1999. . . . . . .       3,400,000      3,222,781      3,537,063
U.S. Small Business Administration --9.8% 1998. . . .         266,642        268,216        268,642
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 .      51,155,995     50,120,837     50,180,834
U.S. Treasury Notes --8 1/4% 2005 . . . . . . . . . .       1,800,000      1,706,250      1,892,250
U.S. Treasury Notes Strip --0% 2009 . . . . . . . . .      31,000,000     12,116,767     14,623,320
                                                                        -------------  -------------
                                                                        $ 78,906,999  $  81,993,815
                                                                        -------------  -------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 62.4% . . . . . .                   $320,879,218  $ 330,180,842
                                                                        -------------  -------------
U.S. GOVERNMENT & AGENCY RELATED -- 0.6%
Home Mac Mortgage Securities Corporation (CMO) --9.15%
  2019 (backed by U.S. Government Agency Bonds) . . .   $   3,375,719  $   3,349,301  $   3,350,401
                                                                        -------------  -------------


                               PORTFOLIO OF INVESTMENTS


                                                             Principal
BONDS & DEBENTURES -- CONTINUED                                Amount          Cost          Value
---------------------------------------------------------   ------------   ------------   ------------
MORTGAGE BONDS
ASSET BACKED -- 2.6%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class "B")
  --7.5481% 2026+ . . . . . . . . . . . . . . . . . .   $   5,100,000  $   4,500,750  $   4,523,063
Green Tree Financial Corporation (CMO) --6.9% 2004. .       5,244,212      5,192,167      5,321,236
Merrill Lynch Mortgage Investors, Inc. Class A
  (backed by Manufactured Housing First Mortgages)
  --8.3% 2012 . . . . . . . . . . . . . . . . . . . .       3,727,612      3,732,627      3,777,702
  --9.2% 2011 . . . . . . . . . . . . . . . . . . . .          87,114         86,706         88,421
                                                                        -------------  -------------
                                                                        $  13,512,250 $  13,710,422
                                                                        -------------  -------------
MORTGAGE BACKED -- 1.6%
Countrywide Funding Corporation --7% 2014 . . . . . .   $   2,809,166  $   2,808,727  $   2,806,525
Residential Funding Mortgage Securities (REMIC)
  --7% 2023 . . . . . . . . . . . . . . . . . . . . .         792,563        792,687        791,077
  --7 3/4% 2026 . . . . . . . . . . . . . . . . . . .       5,000,000      5,078,125      5,084,375
                                                                        -------------  -------------
                                                                        $   8,679,539 $   8,681,977
                                                                        -------------  -------------
TOTAL MORTGAGE BONDS -- 4.2%. . . . . . . . . . . . .                  $  22,191,789  $  22,392,399
                                                                        -------------  -------------

CORPORATE BONDS & DEBENTURES
Busse Broadcasting Corporation --11 5/8% 2000 . . . .   $   3,250,000  $   3,176,600  $   3,469,375
Flagstar Corporation
  --10 3/4% 2001. . . . . . . . . . . . . . . . . . .       3,680,000      3,757,832      3,795,000
  --10 7/8% 2002. . . . . . . . . . . . . . . . . . .       6,500,000      6,632,705      6,727,500
Genesco Inc. --10 3/8% 2003 . . . . . . . . . . . . .       1,000,000        980,000      1,042,500
Michaels Stores, Inc. --10 7/8% 2006. . . . . . . . .       5,000,000      4,386,113      5,487,500
Oregon Steel Mills, Inc. --11% 2003 . . . . . . . . .       1,000,000      1,000,000      1,108,750
Plantronics, Inc. --10% 2001. . . . . . . . . . . . .       3,248,000      3,299,575      3,377,920
Trump Atlantic City Associates --11 1/4% 2006 . . . .       9,000,000      8,829,875      8,730,000
                                                                        -------------  -------------
TOTAL CORPORATE BONDS & DEBENTURES -- 6.4%. . . . . .                  $  32,062,700  $  33,738,545
                                                                        -------------  -------------
TOTAL NON-CONVERTIBLE
 BONDS & DEBENTURES -- 73.6%. . . . . . . . . . . . .                  $ 378,483,008  $ 389,662,187
                                                                        -------------  -------------
CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 4.4%
Alexander Haagen Properties, Inc.
  --7 1/2% 2001 (Class "A") . . . . . . . . . . . . .   $   3,600,000  $   3,256,088  $   3,604,500
  --7 1/2% 2001 (Class "B") . . . . . . . . . . . . .       5,800,000      5,521,688      5,800,000
Charming Shoppes, Inc. --7 1/2% 2006. . . . . . . . .       6,500,000      6,393,250      6,955,000
DRS Technologies, Inc.
  --8 1/2% 1998 . . . . . . . . . . . . . . . . . . .         852,000        615,979        869,040
  --9% 2003 . . . . . . . . . . . . . . . . . . . . .       2,000,000      2,000,000      3,370,000



                               PORTFOLIO OF INVESTMENTS



                                                             Shares or
                                                             Principal
CONVERTIBLE SECURITIES--CONTINUED                              Amount          Cost          Value
---------------------------------------------------------   ------------   ------------   ------------

Michaels Stores, Inc.--6 3/4% 2003 . . . . . . . . . .  $   2,000,000  $   1,630,000  $   2,020,000
Quantum Health Resources, Inc.--4 3/4% 2000. . . . . .      1,000,000        776,250        940,000
                                                                        -------------  -------------
                                                                       $  20,193,255  $  23,558,540
                                                                        -------------  -------------
CONVERTIBLE PREFERRED STOCKS -- 0.5%
Integon Corporation . . . . . . . . . . . . . . . . .          30,000  $   1,500,000  $   2,021,250
Network Imaging Corporation . . . . . . . . . . . . .          75,000      1,400,000        571,875
                                                                        -------------  -------------
                                                                       $   2,900,000  $   2,593,125
                                                                        -------------  -------------
TOTAL CONVERTIBLE SECURITIES -- 4.9%. . . . . . . . .                  $  23,093,255  $  26,151,665
                                                                        -------------  -------------
LIMITED PARTNERSHIP -- 0.0%
Jewel Recovery L.P. . . . . . . . . . . . . . . . . .          18,594  $       9,297  $       9,297
                                                                        -------------  -------------
OTHER PREFERRED STOCK -- 0.8%
Crown American Realty Trust . . . . . . . . . . . . .          78,500  $   3,926,642  $   4,199,750
                                                                        -------------  -------------
SHORT-TERM INVESTMENTS -- 5.0%
Federal National Mortgage Association (Floating Rate)
  -- 5.305% 6/24/98 . . . . . . . . . . . . . . . . .   $  10,000,000  $   9,987,351  $   9,990,800
Federal National Mortgage Association (Floating Rate)
  -- 5.24% 5/25/99. . . . . . . . . . . . . . . . . .       5,000,000      4,992,500      4,987,500
Private Export Funding Corp. (Floating Rate)
  -- 5.34% 2/28/99. . . . . . . . . . . . . . . . . .      11,250,000     11,248,875     11,233,125
                                                                        -------------  -------------
                                                                       $  26,228,726  $  26,211,425
                                                                        -------------  -------------
TOTAL INVESTMENT SECURITIES -- 84.3%. . . . . . . . .                  $ 431,740,928  $ 446,234,324
                                                                        -------------  -------------
                                                                        -------------
OTHER SHORT-TERM INVESTMENTS -- 14.7%
Short-term Corporate Notes:
  General Electric Capital Corporation --5.54% 10/1/97 .$  14,000,000                 $  14,000,000
  Ford Motor Credit Corporation --5.49% 10/2/97 . . .       5,132,000                     5,131,217
  Ford Motor Credit Corporation --5.57% 10/3/97 . . .       5,788,000                     5,786,209
  General Electric Company --5.65% 10/6/97. . . . . .       6,461,000                     6,455,930
  American General Financial Corporation --5 1/2% 10/8/97  17,709,000                    17,690,061
  General Electric Capital Services, Inc. --5 1/2% 10/9/97 11,000,000                    10,986,556
  General Electric Company --5.51% 10/10/97 . . . . .       9,234,000                     9,221,280
  General Electric Capital Services, Inc. --5.51% 10/17/97  8,740,000                     8,718,597
                                                                                       -------------
                                                                                       $  77,989,850
                                                                                       -------------
TOTAL INVESTMENTS -- 99.0%. . . . . . . . . . . . . .                                 $ 524,224,174
Other assets less liabilities -- 1.0% . . . . . . . .                                     5,349,643
                                                                                       -------------
TOTAL NET ASSETS -- 100%. . . . . . . . . . . . . . .                                 $ 529,573,817
                                                                                       -------------
                                                                                       -------------





+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.
See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  September 30, 1997

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $431,740,928). . . . . . . . . . . . . .        $ 446,234,324
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) . . . . . . . . . . . . .           77,989,850  $ 524,224,174
                                                                        -------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 880
  Receivable for:
    Interest. . . . . . . . . . . . . . . . . . . . . . . . . .        $   4,918,947
    Capital Stock sold. . . . . . . . . . . . . . . . . . . . .            1,471,248      6,390,195
                                                                        -------------  -------------
                                                                                       $ 530,615,249


LIABILITIES
  Payable for:
    Capital Stock repurchased . . . . . . . . . . . . . . . . .        $     728,018
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . .              213,534
    Accrued expenses and other liabilities. . . . . . . . . . .               99,880      1,041,432
                                                                        -------------  -------------

NET ASSETS -- equivalent to $11.24 per share on 47,126,444
  shares of Capital Stock outstanding . . . . . . . . . . . . .                       $ 529,573,817
                                                                                       -------------
                                                                                       -------------


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 47,126,444 shares . . . . .                       $     471,264
  Additional Paid-in Capital. . . . . . . . . . . . . . . . . .                         505,285,628
  Undistributed net realized gains on investments . . . . . . .                           1,026,212
  Undistributed net investment income . . . . . . . . . . . . .                           8,297,317
  Unrealized appreciation of investments. . . . . . . . . . . .                          14,493,396
                                                                                       -------------
  Net assets at September 30, 1997. . . . . . . . . . . . . . .                       $ 529,573,817
                                                                                       -------------
                                                                                       -------------




See notes to financial statements.

                               STATEMENT OF OPERATIONS
                        For the Year Ended September 30, 1997




INVESTMENT INCOME
    Interest. . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 29,791,165
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . .                             306,708
                                                                                       ------------
                                                                                       $ 30,097,873

EXPENSES
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . .          $ 2,124,397
    Transfer agent fees and expenses. . . . . . . . . . . . . .              126,205
    Registration fees . . . . . . . . . . . . . . . . . . . . .              102,597
    Custodian fees and expenses . . . . . . . . . . . . . . . .               53,767
    Directors' fees and expenses. . . . . . . . . . . . . . . .               28,662
    Postage . . . . . . . . . . . . . . . . . . . . . . . . . .               28,133
    Audit fees. . . . . . . . . . . . . . . . . . . . . . . . .               22,810
    Insurance . . . . . . . . . . . . . . . . . . . . . . . . .               18,031
    Reports to shareholders . . . . . . . . . . . . . . . . . .               13,852
    Legal fees. . . . . . . . . . . . . . . . . . . . . . . . .                7,272
    Other expenses. . . . . . . . . . . . . . . . . . . . . . .               13,751      2,539,477
                                                                        ------------   ------------
            Net investment income . . . . . . . . . . . . . . .                        $ 27,558,396
                                                                                       ------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)         $99,608,695
    Cost of investment securities sold. . . . . . . . . . . . .           98,543,471
                                                                        ------------
        Net realized gain on investments. . . . . . . . . . . .                         $ 1,065,224

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year. . . . . . . .          $ 4,250,868
    Unrealized appreciation at end of year. . . . . . . . . . .           14,493,396
                                                                        ------------
        Increase in unrealized appreciation of investments. . .                          10,242,528
                                                                                       ------------

            Net realized and unrealized gain on investments . .                        $ 11,307,752
                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . .                        $ 38,866,148
                                                                                       ------------
                                                                                       ------------



See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS


                                                            For the Year Ended September 30,
                                                      ---------------------------------------------
                                                           1997                          1996
                                                      ----------------------  ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . .   $ 27,558,396                  $ 16,907,824
  Net realized gain on investments . . . . .      1,065,224                     1,950,447
  Increase (decrease) in unrealized
   appreciation of investments . . . . . . .     10,242,528                    (1,156,591)
                                              -------------                 -------------
Increase in net assets resulting
  from operations. . . . . . . . . . . . . .                  $ 38,866,148                  $ 17,701,680
Distributions to shareholders from:
  Net investment income. . . . . . . . . . .  $ (24,604,952)                $ (14,518,692)
  Net realized capital gains . . . . . . . .     (1,692,535)   (26,297,487)    (3,355,550)   (17,874,242)
                                              -------------                 -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . .  $ 244,845,762                 $ 157,921,206
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . .     18,444,941                    12,754,692
  Cost of Capital Stock repurchased. . . . .    (84,582,474)   178,708,229    (39,224,350)   131,451,548
                                              -------------  -------------  -------------  -------------
Total increase in net assets . . . . . . . .                 $ 191,276,890                 $ 131,278,986

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $5,343,873 and $2,954,741 . . . . . . .                   338,296,927                   207,017,941
                                                             -------------                 -------------
End of year, including
  undistributed net investment income
  of $8,297,317 and $5,343,873 . . . . . . .                 $ 529,573,817                 $ 338,296,927
                                                             -------------                 -------------
                                                             -------------                 -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . .                    22,283,273                    14,518,767
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions. . . . . . . . . . . . .                     1,697,911                     1,178,442
Shares of Capital Stock repurchased. . . . .                    (7,684,688)                   (3,608,711)
                                                             -------------                 -------------
Increase in Capital Stock
  outstanding. . . . . . . . . . . . . . . .                    16,296,496                    12,088,498
                                                             -------------                 -------------
                                                             -------------                 -------------


See notes to financial statements.

                                 FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                     For the Year Ended September 30,
                                                    -------------------------------------------------------------------
                                                      1997           1996           1995           1994           1993
                                                    -------        -------        -------        -------        -------
Per share operating performance:
Net asset value at beginning of year . . . .        $ 10.97        $ 11.05        $ 10.52        $ 11.32        $ 10.90
                                                    -------        -------        -------        -------        -------
Net investment income. . . . . . . . . . . .        $  0.68        $  0.68        $  0.67        $  0.68        $  0.70
Net realized and unrealized gain (loss)
  on investment securities . . . . . . . . .           0.32           0.06           0.55          (0.51)          0.49
                                                    -------        -------        -------        -------        -------
Total from investment operations . . . . . .        $  1.00        $  0.74        $  1.22        $  0.17        $  1.19
                                                    -------        -------        -------        -------        -------
Less distributions:
  Dividends from net investment income . . .        $ (0.68)       $ (0.66)       $ (0.69)       $ (0.70)       $ (0.70)
  Distributions from net realized
    capital gains. . . . . . . . . . . . . .          (0.05)         (0.16)            --          (0.27)         (0.07)
                                                    -------        -------        -------        -------        -------
Total distributions. . . . . . . . . . . . .        $ (0.73)       $ (0.82)       $ (0.69)       $ (0.97)       $ (0.77)
                                                    -------        -------        -------        -------        -------
Net asset value at end of year . . . . . . .        $ 11.24        $ 10.97        $ 11.05        $ 10.52        $ 11.32
                                                    -------        -------        -------        -------        -------
                                                    -------        -------        -------        -------        -------
Total investment return* . . . . . . . . .            9.54%          7.00%         12.14%          1.60%         11.42%
Ratios/supplemental data:
Net assets at end of year (in $000's). . . .        529,574        338,297        207,018        122,708        115,062
Ratio of expenses to average net assets. . .          0.59%          0.63%          0.68%          0.74%          0.73%
Ratio of net investment income to
  average net assets . . . . . . . . . . . .          6.37%          6.44%          6.50%          6.41%          6.48%
Portfolio turnover rate. . . . . . . . . . .            29%            16%            31%            39%            41%

*Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

  FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                       Ordinary Income           Long-Term
                                                    Per Share      ---------------------------  Capital Gain
Payable Date                                         Amount        Qualifying   Non-Qualifying  Distribution
--------------------------------------------        ---------      ----------   --------------  ------------
October 15, 1996 . . . . . . . . . . . . . .          $0.17           1.6%          98.4%            -0-
January 6, 1997. . . . . . . . . . . . . . .          $0.22+          0.9%          99.1%            -0-
April 15, 1997 . . . . . . . . . . . . . . .          $0.17           0.7%          99.3%            -0-
July 15, 1997. . . . . . . . . . . . . . . .          $0.17           0.7%          99.3%            -0-


+ This amount includes a $0.05 short-term capital gain distribution taxable as ordinary income. This is in addition to the $0.17 income dividend which is also taxable as ordinary income. Even though payment was made in 1997, this distribution was taxable to shareholders in 1996 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1998 setting forth specific amounts to be included in their 1997 tax returns.

                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.  Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related
    Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES


    Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $295,969,087 for the year ended September 30, 1997. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

    For the year ended September 30, 1997, the Fund paid aggregate fees of $28,000 to all

Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

    For the year ended September 30, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $163,881 in net Fund share sales commissions after reallowance to other dealers. The
Distributor pays its own overhead and general  administrative  expenses,   the
cost  of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

    On September 30, 1997, the Board of Directors declared a dividend from net investment income of $0.17 per share payable October 7, 1997 to shareholders of record on September 30, 1997. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 1997.
--------------------------------------------------------------------------------

                             REPORT OF ERNST & YOUNG LLP,
                                 INDEPENDENT AUDITORS
TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

    We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Los Angeles, California
October 31, 1997

                                OFFICERS AND DIRECTORS



DIRECTORS                              DISTRIBUTOR

Donald E. Cantlay                      FPA Fund Distributors, Inc.
DeWayne W. Moore                       11400 West Olympic Boulevard, Suite 1200
Lawrence J. Sheehan                    Los Angeles, California  90064
Kenneth L. Trefftzs


                                       COUNSEL

                                       O'Melveny & Myers LLP
                                       Los Angeles, California


OFFICERS
                                       INDEPENDENT AUDITORS
Robert L. Rodriguez, PRESIDENT AND
    CHIEF INVESTMENT OFFICER           Ernst & Young LLP
Julio J. de Puzo, Jr.,                 Los Angeles, California
    EXECUTIVE VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER           CUSTODIAN & TRANSFER AGENT
Sherry Sasaki, SECRETARY
Christopher H. Thomas,                 State Street Bank and Trust Company
    ASSISTANT TREASURER                Boston, Massachusetts


                                       SHAREHOLDER SERVICE AGENT

INVESTMENT ADVISER                     Boston Financial Data Services, Inc.

First Pacific Advisors, Inc.           P.O. Box 8500
11400 West Olympic Boulevard,          Boston, Massachusetts  02266-8500
 Suite 1200                            (800) 638-3060
Los Angeles, California  90064         (617) 328-5000



This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.